UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), on August 10, 2023 (the “Original Form 8-K”), the Company acquired substantially all of the assets and certain specified liabilities of Surgalign Holdings, Inc., a Delaware corporation (the “Seller”), and its subsidiaries pursuant to the Asset Purchase Agreement, dated June 18, 2023, between the Seller and the Company (the “Acquisition”). On August 10, 2023, the Company completed the Acquisition.

On October 26, 2023, the Company amended the Original Form 8-K to amend and supplement the Original Form 8-K to include historical financial statements of the Seller and pro forma financial information as required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K and that were excluded from the Original Form 8-K in reliance on the instructions to such items (the “Amendment”).

The Company intends to file a registration statement on Form S-3 with the SEC, and this Current Report on Form 8-K is being filed to provide updated financial statements of the Seller for the six months ended June 30, 2023 (unaudited) and for the year ended December 31, 2022 and pro forma financial information for the year ended December 31, 2023 (collectively, the “Updated Financial Information”). The Updated Financial Information updates and supplements the financial statements and pro forma information contained in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to the Amendment. To the extent that the information in this Current Report on Form 8-K differs from or updates information contained in the Amendment, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Amendment.

The pro forma financial information included in Item 9.01(b) of this Current Report on Form 8-K has been presented for informational purposes only, as required by Form S-3. It does not purport to represent the actual results or project future operating results of the Company following the Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The financial statements of the Seller as of and for the six months ended June 30, 2023 and 2022 (unaudited) are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 and notes to the unaudited pro forma condensed combined financial information of the Company, all giving effect to the Acquisition, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Historical Financial Statements of Surgalign Holdings, Inc. as of and for the Six Months Ended June 30, 2023 and 2022 (unaudited)

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Xtant Medical Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer
Date: September 3, 2024